Other operating expense	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Other operating expense	Other operating expense:

	December 31, 2021	December 31, 2020
Net impairment loss on trade receivables	$54	$60
Impairment loss allowance	—	250
Total impairment loss on trade receivables	54	310

Restructuring costs	156	66
Acquisition related costs (note 7)	2,115	—
	$2,325	$376
25. Other operating expense (cont'd):

For the year ended December 31, 2021, the Corporation recorded a net impairment loss on trade receivables of $54,000 (2020 - $60,000). The impairment loss in 2021 consists of various miscellaneous receivables no longer deemed collectible. In the event that the Corporation recovers any amounts previously recorded as impairment losses, the recovered amount will be recognized as a reversal of the impairment loss in the period of recovery.
For the year ended December 31, 2021, the Corporation recorded an impairment loss allowance of $nil (2020 - $250,000), based on a probability-weighted estimate of credit losses. Information about the Corporation's exposure to credit and market risks, and impairment losses for trade receivables and contract assets is included in note 31.
During 2021, restructuring charges of $156,000 (2020 - $66,000) relate primarily to cost reduction initiatives.
Acquisition related costs of $2,115,000 (2020 - $nil) for the year ended December 31, 2021 consist primarily of other legal, advisory, and transaction related costs incurred on ongoing corporate development activity including the successful acquisition of Arcola (Ballard Motive Solutions), the long-term investment in Forsee Power, and the long-term investment in the HyCap and Clean H2 hydrogen infrastructure and growth equity funds.